                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                             ----------------------

                                   FORM 8-K/A
                                (AMENDMENT NO. 1)

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

                              ---------------------

                           Date of report: May 2, 2000
                        (Date of earliest event reported)



                            FRONT PORCH DIGITAL INC.
             (Exact name of Registrant as specified in its charter)


                                     Nevada
                 (State or other jurisdiction of incorporation)

         333-16031                                            86-0793960
   (Commission File No.)                                   (I.R.S. Employer
                                                           Identification No.)

                             1810 Chapel Avenue West
                                    Suite 130
                          Cherry Hill, New Jersey 08002
               (Address of principal executive offices; zip code)

                                 (856) 663-3500
              (Registrant's telephone number, including area code)


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Item 7.      Financial Statements, Pro Forma Financial Information and Exhibits

(a) Financial Statements of Business Acquired


                            Front Porch Digital Inc.

                       Balance Sheet as of March 31, 2000
                                   [Unaudited]

                                     Assets

Current Assets
Cash                                                                  $89,762
Accounts Receivable - Trade                                            17,600
                                                                --------------
  Total Current Assets                                                107,362

Property & Equipment, Net                                             116,857

                                                                --------------
  Total Assets                                                       $224,219
                                                                ==============


                      Liabilities and Stockholders' Equity

Current Liabilities
Note Payable - Bridge Loans                                          $300,000
Accounts Payable                                                       84,276
Payroll Related Liabilities                                            14,917
Accrued Expenses                                                        4,710
                                                                --------------
  Total Current Liabilities                                           403,903

Stockholders' Equity
Common Stock, $.001 par value 12,062,500 shares authorized
   9,440,000 Shares issued and outstanding                              9,440
Subscriptions Receivable                                               (9,240)
Accumulated Deficit                                                  (179,884)
                                                                --------------
  Total Stockholders' Equity                                         (179,684)
                                                                --------------

                                                                --------------
  Total Liabilities and Stockholders' Equity                         $224,219
                                                                ==============

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                            Front Porch Digital Inc.

                             Statement of Operations
       Period from February 1, 2000 (date of inception) to March 31, 2000
                                   [Unaudited]


Revenues                                                              $30,380
Cost of Revenue                                                         2,490
                                                                 -------------
Gross Margin                                                           27,890
                                                                 -------------

Sales & Marketing                                                      18,430
General & Administrative                                              187,094
                                                                 -------------
                                                                      205,524

                                                                 -------------

Loss from operations                                                 (177,634)

Interest Expense                                                        2,250
                                                                 -------------
Net Loss                                                            ($179,884)
                                                                 =============

Weighted Average Number of                                          9,440,000
  Common Shares Outstanding

Loss per Common Share                                                   (0.02)

(b) Pro Forma Financial Information

The Registrant's pro forma balance sheet gives effect to the May 2, 2000 acquisition of Front Porch Digital Inc., a Delaware corporation ("Front Porch"), as if such transaction had occurred on March 31, 2000. The pro forma statement of operations gives effect to the acquisition as if such transaction occurred on January 1, 2000. The unaudited pro forma information is presented for illustrative purposes only and may not be indicative of the results that would have been obtained had the transaction actually occurred on the dates assumed, nor is it necessarily indicative of the future results of operations. The pro forma financial information should be read in conjunction with the accompanying notes.

The Registrant and Front Porch, executed an Agreement and Plan of Reorganization (the "Plan"), whereby the Registrant acquired 100% of the outstanding equity securities of Front Porch from its stockholders (the "Front Porch Stockholders"). The Plan provided for the acquisition of 100% of the outstanding equity securities of Front Porch; the issuance and exchange of 9,400,000 shares of the Registrant's common stock for the outstanding common stock of Front Porch, which shares of common stock of the Registrant were "restricted securities" under the Securities Act of 1933, as amended; the contribution of 40,000,000 shares of common stock of the Registrant owned by Susan M. Grant to the treasury of the Registrant; and the issuance and exchange of warrants to acquire 7,400,000 shares of the common stock of the Registrant for the then-outstanding warrants to acquire 7,400,000 shares of the common stock of Front Porch.

Prior to the completion of the Plan, there were 46,400,000 outstanding shares of common stock of the Registrant. Giving effect to the issuance of the shares outlined above and the cancellation of 40,000,000 shares of common stock of the Registrant as required by the Plan, there are 15,840,000 issued and outstanding shares of common stock of the Registrant.

This transaction is commonly referred to as a "reverse acquisition" where 100% of Front Porch's stock was effectively exchanged for a controlling interest in a publicly held "shell" corporation, the Registrant (which concurrently changed its name to Front Porch Digital Inc.). For financial accounting purposes, this transaction will be treated as the issuance of stock for the net monetary assets of the Registrant, accompanied by a recapitalization of Front Porch, with no goodwill or other intangible assets recorded.

The pro forma loss per share data presented are computed as if the number of shares outstanding immediately after the acquisition were outstanding for all periods for which the Registrant's financial statements are presented. Such pro forma loss per share data are not indicative of actual


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results that might have been achieved had the acquisition taken place as assumed for pro forma purposes or that might be achieved in the future.

Front Porch was formed on February 1, 2000 and therefore a pro forma statement of operations for the prior year is not presented.


                            Front Porch Digital Inc.
                        Pro Forma Combined Balance Sheet
                                 March 31, 2000
                                   [Unaudited]

                                                                Historical
                                                      ----------------------------
                                                          Empire                                    Pro Forma
                                                      Communications   Front Porch     Pro Forma     Combined
                                                          Corp.         Digital Inc.  Adjustments     Company
                                                      ---------------  -------------  -----------   ----------
                                                                Assets
Current Assets
Cash and Cash Equivalents                                $8,912         $89,762              $0         $98,674
Accounts Receivable - Trade                                   0          17,600               0          17,600
                                                      ---------       ---------       ---------       ---------
  Total Current Assets                                    8,912         107,362               0         116,274

Property & Equipment, Net                                     0         116,857               0         116,857

                                                      ---------       ---------       ---------       ---------
  Total Assets                                           $8,912        $224,219              $0        $233,131
                                                      =========       =========       =========       =========


                                                 Liabilities and Stockholders' Equity

Current Liabilities
Note Payable - Bridge Loans                                  $0        $300,000              $0        $300,000
Accounts Payable                                          2,540          84,276               0          86,816
Payroll Related Liabilities                                   0          14,917               0          14,917
Accrued Expenses                                              0           4,710         115,000 1a      119,710
                                                      ---------       ---------       ---------       ---------
  Total Current Liabilities                               2,540         403,903         115,000         521,443

Stockholders' Equity
Preferred Stock                                               0               0               0               0
Common Stock                                             23,200           9,440         (16,800)1b       15,840
Additional Paid in Capital                              102,800               0        (102,800)1b            0
Subscriptions Receivable                                      0          (9,240)              0          (9,240)
Accumulated Deficit                                    (119,628)       (179,884)          4,600 1a,b   (294,912)
                                                      ---------       ---------       ---------       ---------
  Total Stockholders' Equity                              6,372        (179,684)       (115,000)       (288,312)
                                                      ---------       ---------       ---------       ---------
                                                      ---------       ---------       ---------       ---------
  Total Liabilities and Stockholders' Equity             $8,912        $224,219              $0        $233,131
                                                      =========       =========       =========       =========


   The accompanying notes are an intergral part of these unaudited pro forma financial statements

                            Front Porch Digital Inc.
                   Pro Forma Combined Statement of Operations
                       For the Period Ended March 31, 2000
                                   [Unaudited]


                                                      Historical
                                          ----------------------------------
                                             Empire                                                            Pro Forma
                                          Communications          Front Porch            Pro Forma              Combined
                                             Corp.                  Digital              Adjustment             Company
                                          ------------           ------------           ------------           ------------
Revenues                                            $0                $30,380                     $0                $30,380
Cost of Revenue                                      0                  2,490                      0                  2,490
                                          ------------           ------------           ------------           ------------
Gross Margin                                         0                 27,890                      0                 27,890
                                          ------------           ------------           ------------           ------------

Sales & Marketing                                    0                 18,430                      0                 18,430
General & Administrative                         3,131                187,094                 65,000 1a             255,225
                                          ------------           ------------           ------------           ------------
                                                 3,131                205,524                 65,000                273,655
                                          ------------           ------------           ------------           ------------

Loss from operations                            (3,131)              (177,634)               (65,000)              (245,765)

Interest Expense                                     0                  2,250                      0                  2,250
                                          ------------           ------------           ------------           ------------
Net Loss                                       ($3,131)             ($179,884)              ($65,000)             ($248,015)
                                          ============           ============           ============           ============

Weighted Average Number of
  Common Shares Outstanding                 23,200,000              9,440,000            (16,800,000)1b          15,840,000
                                          ============           ============           ============           ============

Loss per Common Share                           ($0.00)                ($0.02)                 $0.00                 ($0.02)
                                          ============           ============           ============           ============


      The accompanying notes are an intergral part of these unaudited pro forma financial statements

           Notes to Unaudited Pro Forma Combined Financial Statements

1. Unaudited Pro Forma Combined Balance Sheet and Statement of Operations Adjustments

      a.  Records the estimated direct costs of the merger.
      b. Records the issuance of stock by Front Porch for the net monetary assets of Empire, accompanied by a recapitalization of Front Porch, and the elimination of the additional paid in capital and accumulated deficit of Empire.

         (c)      Exhibits.

                  The Registrant hereby furnishes the following exhibit:

                  2.1 Agreement and Plan of Reorganization dated as of May 2, 2000 among Registrant, Susan M. Grant, Front Porch Digital Inc. and the stockholders of Front Porch Digital Inc.*

                               Exhibit A -   Stockholders of Front Porch

                               Exhibit B -   Audited Financial Statements of the
                                             Registrant for the fiscal years
                                             ended December 31, 1999 and 1998

                               Exhibit C -   Exceptions to the Registrant's
                                             financial statements

                               Exhibit D -   Unaudited Financial Statements of
                                             Front Porch for the period ended
                                             March 22, 2000

                               Exhibit E -   Exceptions to Front Porch's
                                             financial statements

                               Exhibit F -   Investment Letter

                               Exhibit G -   Certificate of Officer and
                                             Controlling Stockholder of the
                                             Registrant

                               Exhibit H -   Certificate of Officer of Front
                                             Porch

         ---------
         *  Previously filed.

                                   SIGNATURES

         Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

                                              FRONT PORCH DIGITAL INC.


Date:  July 14, 2000                          By:/s/ Jay Yogeshwar
                                                 ----------------------------
                                                  Jay Yogeshwar
                                                  Chief Executive Officer